SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               May 30, 2006
                               ------------
                              Date of Report
                    (Date of earliest event reported)


                       PROCESS TECHNOLOGY SYSTEMS, INC.
                       --------------------------------
           (Exact name of registrant as specified in its charter)



    Nevada                       000-29603                      91-2070995
    ------                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                            6371 Richmond, #200
                            Houston, Texas 77057
                            --------------------
                   (Address of Principal Executive Offices)

                               (713) 266-8005
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     Press Release dated May 30, 2006, a copy of which is attached hereto and incorporated herein by reference. See Item 9.01.

Item 9.01  Financial Statements and Exhibits.


     Exhibit No.                 Exhibit Description
     -----------                 -------------------

        99                       Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PROCESS TECHNOLOGY SYSTEMS, INC.

Dated: 5/30/06                                 /s/ William A. Silvey, Jr.

       --------                                -------------------------------
                                               William A. Silvey, Jr.
                                               President and Director